UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2026

ZOOMCAR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40964	99-0431609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Anjaneya Techno Park, No.147, 1st Floor Kodihalli, Bangalore, India	560008
(Address of principal executive offices)	(Zip Code)

+918048821871

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
NA	NA	NA

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 2, 2026, Zoomcar Holdings, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain accredited investors (the “Purchasers”) in connection with the initial closing (the “First Closing”) of a private placement of the Company’s Series A units (the “Units”), each Unit consisting of (i) one share of the Company’s Series A Convertible Preferred Stock, par value $0.0001 per share (the “Preferred Shares”), and (ii) one Series A warrant to purchase one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) (the “Warrants,” and the transaction, the “Offering”). The Units were sold at a purchase price of $1,000 per Unit. The Offering is being conducted pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(c) of Regulation D promulgated thereunder.

At the First Closing, the Company issued and sold an aggregate of 1,143 Units, consisting of 1,143 Preferred Shares and Warrants to purchase up to 1,143 shares of Common Stock, for aggregate gross proceeds to the Company of approximately $1,143,000, before deducting placement agent fees and offering expenses. The Offering provides for the sale of up to an aggregate of $5,000,000 of Units, plus up to an additional $5,000,000 of Units issuable pursuant to an overallotment option exercisable by the placement agent in its sole discretion, in one or more closings, with a minimum subscription threshold of $1,000,000 having been satisfied. The Offering is scheduled to terminate on June 30, 2026, unless extended in the Company’s discretion. Subscription amounts were deposited into escrow with CSC Delaware Trust Company, as escrow agent, pending the First Closing.

The Preferred Shares are convertible into shares of Common Stock in accordance with the terms of the Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of the Series A Convertible Preferred Stock (the “Certificate of Designation”), at an initial conversion price of $0.05 per share, subject to adjustment as provided therein, including pursuant to an alternate conversion right and price-reset provisions set forth in the Certificate of Designation. The Warrants have an exercise price of $0.0625 per share, subject to adjustment as provided therein, are exercisable beginning on the date of issuance, and expire five (5) years from the date of issuance.

In connection with the Offering, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Purchasers, pursuant to which the Company agreed to file a registration statement with the U.S. Securities and Exchange Commission (the “Commission”) registering the resale of the shares of Common Stock issuable upon conversion of the Preferred Shares and upon exercise of the Warrants by no later than the fifteenth (15th) calendar day following the First Closing, and to use its best efforts to cause such registration statement to become effective within the time periods specified therein. The Registration Rights Agreement provides for the payment of partial liquidated damages in certain circumstances if the Company fails to satisfy its registration obligations.

ThinkEquity LLC (the “Placement Agent”) acted as the exclusive placement agent for the Offering pursuant to a placement agent agreement, dated as of June 2, 2026 (the “Placement Agent Agreement”), between the Company and the Placement Agent. As compensation for its services, the Company agreed to pay the Placement Agent a cash fee equal to 10.0% of the aggregate gross proceeds received by the Company from the Purchasers at each closing, to reimburse certain of the Placement Agent’s expenses, to pay a non-accountable expense allowance equal to 1.0% of the gross proceeds, and to issue to the Placement Agent (or its designees) warrants (the “Placement Agent Warrants”) to purchase a number of shares of Common Stock equal to 10% of the shares of Common Stock underlying the securities sold in the Offering, assuming full conversion. At the First Closing, the Company issued Placement Agent Warrants to purchase up to 115 shares of Common Stock, having terms substantially similar to the Warrants.

The foregoing descriptions of the Purchase Agreement, the Certificate of Designation, the form of Warrant, the Registration Rights Agreement, the Placement Agent Agreement and the form of Placement Agent Warrant do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, copies of which (or the forms of which) are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The Units, the Preferred Shares, the Warrants and the Placement Agent Warrants described in Item 1.01 above, and the shares of Common Stock issuable upon conversion of the Preferred Shares and upon exercise of the Warrants and the Placement Agent Warrants, were offered and sold without registration under the Securities Act in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and Rule 506(c) of Regulation D promulgated thereunder. The Company relied on these exemptions based, in part, on representations made by each Purchaser, including that each Purchaser is an “accredited investor” within the meaning of Rule 501(a) of Regulation D, and the Company took reasonable steps to verify each Purchaser’s accredited investor status. The securities have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements.

This Current Report on Form 8-K does not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Offering, on June 2, 2026, the Company filed the Certificate of Designation with the Secretary of State of the State of Delaware, designating a series of the Company’s preferred stock as the Series A Convertible Preferred Stock and establishing the rights, preferences and limitations thereof. The Certificate of Designation became effective upon filing.

The description of the Certificate of Designation set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03 and is qualified in its entirety by reference to the full text of the Certificate of Designation, a copy of which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of the Series A Convertible Preferred Stock of Zoomcar Holdings, Inc., filed with the Secretary of State of the State of Delaware on June 2, 2026.
4.1	Form of Series A Warrant.
4.2	Form of Placement Agent Warrant.
10.1	Securities Purchase Agreement, dated as of June 2, 2026, by and among Zoomcar Holdings, Inc. and the purchasers signatory thereto.
10.2	Registration Rights Agreement, dated as of June 2, 2026, by and among Zoomcar Holdings, Inc. and the purchasers signatory thereto.
10.3	Placement Agent Agreement, dated as of June 2, 2026, by and between Zoomcar Holdings, Inc. and ThinkEquity LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2026	ZOOMCAR HOLDINGS, INC.

	By:	/s/ Deepankar Tiwari
	Name:	Deepankar Tiwari
	Title:	Chief Executive Officer

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